The UBS Funds

Prospectus and Statement of Additional Information Supplement

Includes:
•	UBS Emerging Markets Equity Fund

December 19, 2017

Dear Investor,

The purpose of this supplement is to update the prospectus and statement of additional information ("SAI") for UBS Emerging Markets Equity Fund (the "Fund") to change the Fund's name to "UBS Emerging Markets Equity Opportunity Fund."

The Board of Trustees of The UBS Funds approved a name change for the Fund that will go into effect on December 20, 2017. UBS Asset Management (Americas) Inc. believes changing the Fund's name will better align with the name of the Fund's strategy.

Effective December 20, 2017, references to "UBS Emerging Markets Equity Fund" throughout the Prospectus and the SAI are changed to "UBS Emerging Markets Equity Opportunity Fund."

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.